UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

PRELIMINARY

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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SHENG YING ENTERTAINMENT CORP.
(Name of Registrant as Specified in its Charter)

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Table of Contents

SHENG YING ENTERTAINMENT CORP.

5348 Vegas Drive, Las Vegas, NV 89108

INFORMATION STATEMENT AND NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

OF THE MAJORITY STOCKHOLDERS IN LIEU OF A MEETING OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND

YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY

To the Shareholders of Sheng Ying Entertainment Corp.:

This Information Statement is being made available on January _ 2018, to the stockholders of Sheng Ying Entertainment Corp., a Nevada corporation (the “Company”), as of December 31, 2017 (the “Record Date”), in connection with certain actions taken through the written consent of a majority of holders of the outstanding shares of the Company’s common stock. These actions consisted of:

1.	Approval of the filing of a Restated and Amended Articles of Incorporation of the Company to change the name of the Company from “Sheng Ying Entertainment Corp.” to “Vitalibis, Inc.”

2.	Approval of the filing of a Restated and Amended Articles of Incorporation of the Company to change the number of authorized shares from 50,000,000 to 100,000,000, par value $0.001.

3.	Approval of a 2.5 for 1 forward split of the Company’s presently issued and outstanding shares of common stock.

The stockholders holding shares representing 83.3% of the votes entitled to be cast at a meeting of the Company’s stockholders consented in writing to the proposed actions as of December 29, 2017 (regarding the Name Change and Forward Split), and January 2, 2018 (regarding the Increase in Authorized Stock), (together, the “Corporate Actions”). The Corporate Actions will not become Effective before the date which is 20 calendar days after this Information Statement was first mailed to stockholders. The Information Statement is being mailed on or about January__, 2018, to stockholders of record on the Record Date.

You are urged to read the Information Statement in its entirety for a description of the action taken by certain stockholders representing more than a majority of the voting power of our outstanding shares of Common Stock.

The elimination of the need for a special meeting of the stockholders to approve the actions set forth herein is authorized by Section 78.320 of the Nevada Revised Statutes, (the “Nevada Law”). This Section of Nevada Law provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions set forth herein as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority stockholders of the Company.

Dissenters’ Rights.

Pursuant to the Nevada Revised Statutes (“NRS”), our stockholders are not entitled to dissenters’ rights with respect to the amendment of our Articles of Incorporation to effect the Name Change, and we will not independently provide our stockholders with any such rights.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Steven Raack, President,

Chief Executive Officer, and Director

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14c-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

We are sending you this Information Statement solely for the purpose of informing our stockholders of record as of the Record Date, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder, of the actions taken by a majority of our stockholders by written consent in lieu of a special meeting. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing our holders of Common Stock, in the manner required under the Exchange Act, of the corporate action before it takes effect. No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Pursuant to 14a-16(a) (and as required by Rule 14c-2) of the regulations of the U.S. Securities and Exchange Commission (the “Commission”), Corporate Actions will not become Effective before the date which is 20 calendar days after this Information Statement was first mailed to stockholders. The Information Statement is being mailed on or about January __, 2018, to stockholders of record on the Record Date.

You are urged to read the Information Statement in its entirety for a description of the action taken by consent by certain stockholders representing more than a majority of the voting power of our outstanding shares of Common Stock.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

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GENERAL

This Information Statement has been filed with the Commission and is being furnished to the holders of the outstanding and voting shares of stock of SHENG YING ENTERTAINMENT CORP.., a Nevada corporation (the “Company”, “we”, “our” or “us”). The purpose of this Information Statement is to provide notice that on or about December 29, 2017 (regarding the Name Change and Forward Split), and January 2, 2018 (regarding the Increase in Authorized Stock), the Company received written consents in lieu of a meeting of Stockholders from three (3) holders of an aggregate of 9,000,000 shares of voting securities (3,000,000 shares each holder), representing approximately 83.3% of the 10,804,000 shares of the total issued and outstanding shares of voting stock of the Company (the “Majority Stockholders”) to authorize the Company’s Board of Directors to approve the following Corporate Actions:

1.	Amend the Articles of Incorporation of the Company to change the name of the Company from Sheng Ying Entertainment Corp. to “Vitalibis, Inc.” (the “Name Change”);

2.

Amend the Articles of Incorporation of the Company to increase the total number of shares of capital stock that we are authorized to issue from 50,000,000 to 100,000,000, with par value remaining at $.001 per share. The 100,000,000 shares shall consist of 5,000,000 shares of Preferred Stock, and 95,000,000 shares of Common Stock.

(the “Increase in Authorized Stock”)

A copy of the Certificate of Amendment (the “Amendment”) to be filed with the State of Nevada for the Name Change and Increase in Authorized Stock is attached to this Information Statement as Schedule A.

3.	Effect a forward split of the Company’s common stock, par value $0.001 per share, at an exchange ratio of two and one-half (2 ½) for one (1) (the “Forward Split”) and to file the Amendment and related authorizations as may be required with the State of Nevada and requisite securities regulatory bodies to effect the Forward Split, so that every one (1) outstanding share of Common Stock before the Forward Split shall represent two and one-half (2 ½) shares of Common Stock after the Forward Split.

Our Board of Directors approved the Amendments, to change our name and increase our authorized stock, and to effect the split of our common shares, in an effort seeking to enhance our Company’s ability to attract future financing and help effect a more focused plan of operations.

The entire cost of furnishing this Information Statement will be borne by our Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our Board of Directors has fixed the close of business on December 31, 2017, as the Record Date for the determination of shareholders who are entitled to receive this Information Statement. There were 10,804,000 shares of our common stock issued and outstanding on December 31, 2017. We anticipate that a definitive copy of this Information Statement will be mailed on or about January __, 2018, to all shareholders of record as of the Record Date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION AND FORWARD SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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FORWARD LOOKING STATEMENTS

This Information Statement and other reports that the Company files with the Commission (the “SEC”) contain forward-looking statements about the Company’s business containing the words “believes”, “anticipates”, “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, the Company has no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in the Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement. Additional risks will be disclosed from time-to-time in future SEC filings.

SHAREHOLDERS SHOULD NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

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DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

We are authorized to issue up to 45,000,000 shares of Common Stock, par value $0.001 per share. As of December 31, 2017, we had issued a total of 10,804,000 shares of Common Stock. We are also authorized to issue up to 5,000,000 shares of Preferred Stock, par value $0.001 per share. No Preferred Stock has ever been issued.

Each outstanding share of Common Stock entitles the holder thereof to one vote per share on all matters.

The holders of shares of our Common Stock are entitled to dividends out of funds legally available when and as declared by our Board of Directors.

Our Board of Directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. In the event of our liquidation, dissolution or winding up, holders of our Common Stock are entitled to receive, ratably, the net assets available to shareholders after payment of all creditors. As of the close of business on December 31, 2017, we had a total of 10,804,000 shares of Common Stock issued and outstanding.

DISSENTERS’ RIGHTS

Under Nevada law, holders of our Common Stock are not entitled to dissenters’ rights of appraisal with respect to any of the Corporate Actions.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 45,000,000 shares of Common Stock, par value $0.001 per share, of which 10,804,000 shares are issued and outstanding as of the Record Date.

SECURITY OWNERSHIP OF CONSENTING STOCKHOLDERS

On December 19, 2017, and January 2, 2018, the Board unanimously adopted resolutions declaring the advisability of, and recommending that stockholders approve, the Corporate Actions. In connection with the adoption of these resolutions, the Board elected to seek the written consent of the holders of a majority of the Company’s issued and outstanding Common Stock in order to reduce the costs and implement the proposals in a timely manner.

On December 29, 2017, and January 2, 2018, the following 3 Stockholders (“Consenting Stockholders”), 2 of whom are members of the Company’s management team, who, in the aggregate, and collectively own 9,000,000 shares of the Company’s total issued and outstanding Common Stock (approximately 83.3%), consented in writing to the three (3) proposed Corporate Actions:

Name of Beneficial Owner and Address	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Common Stock

Steven Raack	3,000,000	27.8%
5348 Vegas Drive, Las Vegas, NV 89108

Thomas Raack	3,000,000	27.8%
5348 Vegas Drive, Las Vegas, NV 89108

B.L.U.E. Stone Ltd.	3,000,000	27.8%
B1-214 AJMAN FREE ZONE BOX 16881 HMTFZC UNITED ARAB EMIRATES
Total of Consenting Stockholders	9,000,000	83.3%

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of December 31, 2017, by (i) each person known to us to be the beneficial owner of more than 5% of our common stock, (ii) each of our directors, (iii) each executive officer and each other executive officer set forth in the Execution Compensation section and (iv) all of our current officers and directors as a group. As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

Except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in the table to our knowledge have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them.

Name of Beneficial Owner and Address (1)	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Common Stock (2)

Steven Raack	3,000,000	27.8%
5348 Vegas Drive, Las Vegas, NV 89108

Thomas Raack	3,000,000	27.8%
5348 Vegas Drive, Las Vegas, NV 89108

B.L.U.E. Stone Ltd.	3,000,000	27.8%
B1-214 AJMAN FREE ZONE BOX 16881 HMTFZC UNITED ARAB EMIRATES
Total for Beneficial Owners and Management	9,000,000	83.3%

(1)	The Company does not presently have any change of control or retirement arrangements with its executive officers. Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. All shares of common stock subject to options or warrants exercisable within 60 days of December 31, 2017, are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person. Subject to the paragraph above, the percentage ownership of outstanding shares is based on 10,804,000 shares of common stock outstanding as of December 31, 2017.

(2)	Based on 10,804,000 shares of common stock outstanding as of December 31, 2017.

Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five percent of our common stock.

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CHANGE OF CONTROL

The transactions discussed herein will not result in a change in control of the Company.

ACTION NO. 1

NAME CHANGE

Our current Articles of Incorporation state that the name of the Company is SHENG YING ENTERTAINMENT CORP. On December 19, 2017, our Board of Directors unanimously approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, an Amendment to our Articles of Incorporation to change our name to VITALIBIS, INC.

Vote Obtained

The Consenting Stockholders listed in the above table have approved the Amendment and Name Change by written consent, dated as of December 29, 2017. Accordingly, your consent is not required and is not being solicited in connection with the Name Change and Amendment.

Effects of the name change

Upon the effectiveness of the corporate actions described in this Information statement, the Company will be known as Vitalibus, Inc. and will apply for a new OTCQB trading symbol and Cusip Number. We will report our new symbol and Cusip Number in a current report on Form 8-K once it is established.

The change of our name to Vitalibis, Inc., is, in the view of the Board, in the best interests of our stockholders and will more accurately reflect the nature of the Company’s anticipated new business operations and other business operations we may subsequently undertake or acquire in the future, if any.

Effective Date of Name Change

Pursuant to Rule 14c-2 under the Exchange Act, the Name Change shall not be filed with the Secretary of State of Nevada until a date at least 20 calendar days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the action contemplated hereby will be effected on or about the close of business on ___________, 2018, or at such later date as may be determined by FINRA and the requisite regulatory authorities to be the Effective Date.

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ACTION NO. 2

AUTHORIZATION OF THE INCREASE IN NUMBER OF AUTHORIZED CAPITAL STOCK

On January 2, 2018, our Board of Directors unanimously approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, an Amendment to our Articles of Incorporation to increase the number of shares of capital stock that we have authority to issue from 50,000,000 to 100,000,000.

We are currently authorized to issue 50,000,00 shares of stock, consisting of 45,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. Although the total authorized shares will increase, no changes will be made to the number of authorized shares of our preferred stock. Thus, the Amendment effectively only increases the total number of authorized Common Stock from 45,000,00 to 95,000,000.

The proposal will be effectuated by amending Article 3. “Authorized Stock” in our Articles of Incorporation to read as follows:

The amount of the total authorized capital stock of the corporation shall be One Hundred Thousand Dollars ($100,000), consisting of Ninety-Five Million (95,000,000) shares of Common Stock, par value $0.001 per share, and Five Million (5,000,000) shares of Preferred Stock, par value $0.001 per share. The sale and issuance of, and the consideration for the Common Stock and the Preferred Stock shall be on terms and conditions established by and in the sole discretion of the Board of Directors. The Board of Directors shall have sole and full discretion to set the rights and preferences of the Preferred Stock.

The increase in our authorized capital stock will be effective upon filing the Amendment to our Articles of Incorporation, attached hereto as Exhibit “A,” with the Secretary of State of the State of Nevada, which we anticipate to be on or about _________________, 2018, which is approximately 20 days after this information statement has been distributed to our stockholders.

Vote Obtained

The Consenting Stockholders listed in the above table have approved the Amendment by written consent dated as of January 2, 2018. Accordingly, your consent is not required and is not being solicited in connection with the Increase in Authorized Stock or the Amendment.

Purpose of Increasing the Authorized Shares of Our Stock

Our Board of Directors has determined that it is in our best interest to increase the number of authorized shares of our stock. The Board of Directors believes that the Amendment will provide us with greater flexibility by increasing our authorized capital to allow us to issue additional shares of stock as the Board of Directors deems necessary or advisable. We currently have no outstanding shares of preferred stock, stock options, or warrants, which, in the aggregate, may be convertible into or exercisable for an amount of common stock that may exceed that currently available for issuance. In the event we issue any such securities, we may not have sufficient shares of common stock available for issuance upon exercise or conversion of our preferred stock, stock options, and warrants. Consequently, the Amendment to increase our authorized shares of common stock is necessary in order to ensure we have shares of common stock to issue upon the conversion or exercise of any convertible securities in the future. The Board has no present plans, arrangements or other intent to issue any such convertible securities, or Preferred Stock.

In addition, the Amendment to increase our authorized common stock will provide us with additional authorized but unissued shares for general corporate purposes, including raising additional capital through equity and/or convertible debt financings, issuances pursuant to stock incentive plans for employees, directors and consultants and possible future acquisitions. The Board of Directors believes that an increase in the total number of shares of authorized stock will give us greater flexibility in responding quickly to advantageous financing and business opportunities that involve the direct or indirect issuance of additional shares of stock and attracting and retaining key personnel through the issuance of stock incentive awards.

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Effect of the Increase in Our Authorized Common Stock

The Amendment to increase our authorized common stock will not have any immediate effect on the rights of existing stockholders. However, our Board of Directors will have the authority to issue authorized stock or other securities convertible into or exercisable or exchangeable for common stock without requiring future stockholder approval of such issuances, except as may be required by our Articles of Incorporation or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of common stock and the subsequent issuance of such shares and/or the preferred stock, could have the effect of delaying or preventing a change in control of our company without further action by our stockholders, based on the fact that the Board of Directors has total discretion to set the rights, including voting rights, privileges and other benefits attendant to the issuance of the Preferred Stock. Thus, our Preferred Stock, which is subject to the plenary powers and discretion of the Board of Directors when establishing the rights, privileges and other benefits conferred on the Preferred Stock, is sometimes referred to as “Blank Check Preferred Stock”, and is frequently designated as a “Poison Pill” frustrating take-over attempts. Accordingly, Shares of authorized and unissued common stock and/or preferred stock, could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of our company more difficult, and therefore, less likely. Any such issuance of additional stock could also have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

The Board of Directors is not currently aware of any attempt to take over or acquire our company. While it may be deemed to have potential anti-takeover effects, the Amendment is not prompted by any specific effort or takeover threat currently perceived by management.

The holders of outstanding shares of our stock are entitled to receive dividends, if any are declared, out of assets legally available at times and in amounts as the Board of Directors may from time to time determine, subordinate to any preferences that may be granted to the holders of preferred stock.

Holders of common stock are entitled to one vote per share on all matters on which the holders of common stock are entitled to vote.

Effective Date of Increase of Authorized Capital Stock

Pursuant to Rule 14c-2 under the Exchange Act, the Increase of Authorized Capital Stock shall not be filed with the Secretary of State of Nevada until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the action contemplated hereby will be effected on or about the close of business on ___________, 2018, or at such later date as may be determined by FINRA and the requisite regulatory authorities to be the Effective Date.

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ACTION NO. 3

AUTHORIZATION OF THE FORWARD STOCK SPLIT

General

On December 19, 2017, our Board of Directors unanimously approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, to effect a Forward Split of our issued and outstanding shares of Common Stock on the basis of 2 ½ for 1.

On December 29, 2017, we received written consents approving the Forward Split from the Consenting Stockholders.

Purpose and Background of the Forward Split

The Board of Directors would like to improve the liquidity of the Common Stock.  The primary objective of the Forward Split is to increase the issued and outstanding Common Stock. The Board of Directors believes that the Forward Split would, among other things, improve the liquidity of the Common Stock of the Company and better enable the Company to raise funds.

The Board of Directors believes that improved liquidity may encourage investor interest and improve the marketability of the Common Stock to a broader range of investors, and thus improve liquidity. Once the Company implements the Forward Split, there is no assurance that the marketability of our Common Stock and thus the liquidity of our Common Stock will improve after the Forward Split. There is no guarantee to stockholders that the Common Stock will have any improved liquidity or will reach or sustain any price level in the future, and it is possible the proposed Forward Split will have no lasting impact on the liquidity of our Common Stock or any fund- raising efforts undertaken by the Company.

Material Effects of Forward Split

The Forward Split will affect all stockholders of the Company uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power, save for the fact that the Majority Stockholders’ percentage ownership will remain at 83.3% of the Common Stock.

The principal effects of the Forward Split will be that the 10,804,000 shares of Common Stock issued and outstanding shall be Forward Split to 27,010,000 as of the Effective Date, without giving consideration to the round-up of fractional shares to be issued which may increase the number minimally. The Forward Split shall not apply to the authorized, but unissued shares of either Common or Preferred Stock. Accordingly, after the Forward Split, there will be 67, 990,000 shares of authorized, but unissued shares of Common Stock, and 5,000,000 authorized but unissued shares of the Company’s Preferred Stock.

The Forward Split will not affect the par value of the Common Stock. As a result of the Forward Split, on the Effective Date, the stated capital on our balance sheet attributable to the Common Stock will be increased in proportion to the size of the Forward Split, and the additional paid-in capital account shall be credited with the amount by which the stated capital is increased. Our stockholders’ equity, in the aggregate, will remain unchanged. The Forward Split will not change the terms of the Common Stock. After the Forward Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. The Common Stock issued pursuant to the Forward Split will remain fully paid and non-assessable. The 5,000,000 authorized but unissued shares of the Company’s Preferred Stock will not be affected in any respect.

Round Up of Fractional Shares; Book Entry of Forward Split Shares

No fractional shares of our Common Stock will be issued in connection with the proposed Forward Split. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Forward Split will receive a share rounded up to the next nearest share.   There will be no Exchange of Stock Certificates required, as it will all be effected by book entry by our transfer agent.

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Tax Consequences of The Forward Split

The following discussion is a summary of the U.S. federal income tax consequences to a stockholder who exchanges shares pursuant to the stock split. This discussion is for general information only and is not intended to be a complete description of all potential tax consequences to a particular stockholder. Nor does it describe state, local or foreign tax consequences. Any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based on current provisions of the Code, Treasury regulations promulgated under the Code, Internal Revenue Service (“IRS”) rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively. We have not sought nor will we seek any rulings from the IRS with respect to the U.S. federal income tax consequences discussed below. The discussion below is not in any way binding on the IRS or the courts or in any way constitutes an assurance that the U.S. federal income tax consequences discussed herein will be accepted by the IRS or the courts.

We will not recognize any gain or loss for tax purposes as a result of the stock split. Furthermore, the stock split will not result in the recognition of gain or loss to our common stockholders. The holding period for the shares of common stock each stockholder receives will include the holding period of the shares exchanged in the stock split. The aggregate adjusted basis of the new shares of common stock will be equal to the aggregate adjusted basis of the old shares exchanged in the stock split.

Shareholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

Effective Date of the Forward Split

Pursuant to Rule 14c-2 under the Exchange Act, the Forward Split shall not become effective until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the action contemplated hereby will be effected on or about the close of business on ___________, 2018, or at such later date as may be determined by FINRA and the requisite regulatory authorities to be the Effective Date.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any individual nominated to be a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon pursuant to the Written Consent (except as disclosed in this Information Statement).

The shareholdings of our directors and officers are listed above in the section entitled " SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT". To our knowledge, no director has advised that he intends to oppose the Amendment, as more particularly described herein.

9

FINANCIAL AND OTHER INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Annual Report on Form 10-K for the year ended December 31, 2016;

2.	Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017; and,

3.	Registration Statement on Form S-1, as amended, originally filed with the Securities and Exchange Commission on March 25, 2015.

Any statement contained in a document incorporated or deemed to be incorporated in this information statement shall be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement. A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom an Information Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Company at 5348 Las Vegas Road, Las Vegas, NV 85253.

The Company shall provide, without charge, to each person to whom an Information Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one (1) business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Information Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Information Statement incorporates), and the address and telephone numbers to which such a request is to be directed.

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CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above action.  Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CAPITAL STOCK INCREASE, PASSED UPON THE MERITS OR FAIRNESS OF THE CAPITAL STOCK INCREASE, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WHERE YOU CAN FIND MORE INFORMATION

As a matter of regulatory compliance, the Company is sending you this Information Statement which describes the purpose and effect of the actions set forth herein. As the requisite stockholder vote for the actions set forth herein was obtained upon the delivery of the written consent of a majority of the stockholders, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide the Company’s stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SECs Public Reference Room at 100 F Street, N.E., Washington DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site, www.sec.gov that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov. Copies of these documents may also be obtained by writing our secretary at the address specified above.

Dated January 4 2017

By Order of the Board of Directors

/s/ Steve Raack

Steve Raack,Chief Executive Officer

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APPENDIX A

BARBARA CVASKE

Secretary of State

204 N. Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775) 684-5708

Website:  www.nvsos.gov

CERTIFICATE OF AMENDMENT
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY – DO NOT HIGHLIGHT                                                                                                      ABOVE SPACE IS FOR OFFICER USE ONLY

1. Name of Corporation:
SHENG YING ENTERTAINMENT CORP.
2. The articles have been amended as follows: (provide article numbers, if available)

Article 1. is amended to state: The name of the Corporation is VITALIBIS, INC.

Article 3. is amended to state: The amount of the total authorized capital stock of the corporation shall be One Hundred Thousand Dollars ($100,000), consisting of Ninety-Five Million (95,000,000) shares of Common Stock, par value $.001 per share, and Five Million (5,000,000) shares of Preferred Stock, par value $.001 per share. The sale and issuance of, and the consideration for the Common Stock and the Preferred Stock shall be on terms and conditions established by and in the sole discretion of the Board of Directors. The Board of Directors shall have sole and full discretion to set the rights and preferences of the Preferred Stock.

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment (written consent w/o meeting NRS78.207) is:

83.3%

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4.   Effective date and time of filing: (optional                                                                                DATE:                                                   TIME:

5.   Signature: (required)

X

Signature of Officer - Steve Raack, President and Chief Executive Officer

☐☐☐	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:   Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. Nevada Secretary of State Amend Profit –After
Revised: 8-31-11

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